ING Life Insurance and Annuity Company
and its
Variable Annuity Account I

RETIREMENT MASTER

Supplement Dated May 16, 2013 to the Contract Prospectus, Contract Prospectus Summary
and Statement of Additional Information, each dated May 1, 2013

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus, Contract
Prospectus Summary and Statement of Additional Information (“SAI)”. Please read it carefully and keep it with your
Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

IMPORTANT INFORMATION ABOUT THE COMPANY

The first four paragraphs of both THE COMPANY section of the Contract Prospectus and the GENERAL
INFORMATION AND HISTORY section of the SAI are deleted and replaced with the following and the following paragraphs are added to the Contract Prospectus Summary:

ING Life Insurance and Annuity Company (the “Company,” “we,” “us,” “our”) issues the contracts described in the prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the
Company and our general account.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and, until
May 7, 2013, we were an indirect wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. Prior to January 1, 2002, the Company was known as Aetna
Life Insurance and Annuity Company. Prior to January 1, 2006, the contracts were issued by ING Insurance Company of
America (“IICA”). On December 31, 2005, IICA merged with and into the Company, and the Company assumed responsibility for all of IICA’s obligations under the contracts. Prior to January 1, 2002, the Company was known as Aetna
Insurance Company of America.

Pursuant to an agreement with the European Commission (“EC”), ING has agreed to divest itself of ING U.S., Inc. and its subsidiaries, including the Company (collectively “ING U.S.”), which constitutes ING’s U.S.-based retirement, investment management and insurance operations. To effect this divestment, on May 7, 2013, ING completed an initial public offering
(“IPO”) of the common stock of ING U.S. While ING is currently the majority shareholder of the common stock of ING
U.S., pursuant to the agreement with the EC mentioned above ING is required to divest itself of at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014 and 100% by the end of 2016.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life
Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by ING Financial Advisers, LLC
(member SIPC). Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.130822-13	May 2013